UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Octiber 31, 2012

Date of Report

(Date of earliest event reported)

Gold Dynamics Corp.

(Exact name of registrant as specified in its charter)

   Nevada                       333-136981                                         N/A

(State or other jurisdiction of )(Commission File Number) (IRS Employer incorporation Identification No.)

2248 Meridian Blvd.Ste H Minden, NV 89423

(Address of principal executive offices) (Zip Code)

949-419-6588

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425) [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12) [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b)) [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

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Item 1.02 Termination of a Material Definitive Agreement

Gold Dynamics Corp. (the “Company”), entered into a previously announced Option Agreement with Artemio Terrazas Arredondo and Norma Velazquez Jurgeit (collectively the “Vendors”), to earn a 100% interest in the Santiago Gold Property from the Vendors on July 11, 2011.

The Company has decided to terminate their obligation on the Option Agreement as the property did not satisfy the due diligence requirements of the Company.

The Company entered into a previously announced Option Agreement with Fayz Yacoub, P. Geo and Remy Yacoub (collectively the “Vendors”) to acquire the Lake Ste-Anne Property from the Vendors on February 8, 2012.

The Company has decided to terminate their obligation on the Option Agreement as the property did not satisfy the due diligence requirements of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gold Dynamics Corp.

/s/ Gary Kirk

Gary Kirk

President

Date: October 31, 2012

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